UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2016 (March 11, 2016)
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ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 872-5000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 11, 2016, Ascent Solar Technologies, Inc. issued a press release announcing its financial results for the periods ending December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On March 14, 2016, Ascent Solar Technologies, Inc. (the “Company”) posted an updated investor presentation regarding the Company on the Investor Relations section of its web site www.ascentsolar.com.

A copy of this presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Slides”). The Company expects to use the Slides, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others commencing on March 14, 2016.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Slides is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 shall not be deemed to be “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

March 15, 2016	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 11, 2016 (furnished only).
99.2	Investor Relations Slideshow dated March 2016 (furnished only).